UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                FORM 8-K/A (NO.1)

                Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 28, 2004

                         CALYPTE BIOMEDICAL CORPORATION
               (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)

DELAWARE                                 000-20985                           06-1226727
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
(STATE OR OTHER JURISDICTION)      (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER IDENTIFICATION)
OF INCORPORATION)

                5000 HOPYARD RD., SUITE 480, PLEASANTON CA 94588
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (925) 730-7200
                                                           --------------

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 28, 2004 the Registrant (the "Company"), Bio-Rad Laboratories, Inc. ("Bio-Rad") and Bio-Rad Pasteur entered into a non-exclusive license agreement whereby the Company received a license to urine-based immunoassays and serum, plasma, oral fluid or whole blood-based immunoassays having a composition containing an HIV-2 antigen to be used by the Company in the development and manufacture of its rapid tests.

On October 4, 2004, the Company filed a Current Report on Form 8-K reporting its entrance into the non-exclusive license agreement with Bio-Rad and Bio-Rad Pasteur. The Company hereby amends that report to include as an exhibit the complete License Agreement between the parties.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

10.152 License Agreement dated September 28, 2004 between Calypte, Bio-Rad Laboratories, Inc. and Bio-Rad Pasteur.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  Pleasanton, California
       December 17, 2004

                                        Calypte Biomedical Corporation

                                        By: /s/ Richard D. Brounstein
                                            ------------------------------------
                                            Richard D. Brounstein
                                            Executive Vice President and Chief
                                            Financial Officer